SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                 Date of Earliest Event Reported: June 24, 2002

                         ENVIRONMENTAL SAFEGUARDS, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                       000-21953               87-0429198
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)

                         2600 South Loop West, Suite 645
                              Houston, Texas 77054
          (Address of principal executive offices, including zip code)

                                 (713) 641-3838
              (Registrant's telephone number, including area code)


Item 5.   Other Events

     On June 24, 2002, Ronald Bianco resigned as Chief Financial Officer and Secretary. Mr. Bianco stated that he resigned to pursue other career opportunities. Mr. Bianco also stated that he did not have disagreements with us about accounting, GAAP or disclosure.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ENVIRONMENTAL SAFEGUARDS, INC.


                                             -----------------------------------
                                             By: /s/ James S. Percell, President
Date: July 2, 2002                           James S. Percell, President


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